UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2011

MINE SAFETY APPLIANCES COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	25-0668780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive Cranberry Township, Pennsylvania		16606-5207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 16, 2011, effective as of November 18, 2011, Mine Safety Appliances Company (“MSA”) amended its existing Credit Agreement by and among MSA, PNC Bank, National Association, as administrative agent, JPMorgan Chase Bank, N.A., as Syndication Agent, PNC Capital Markets LLC, as Lead Arranger, and the lenders party thereto (the “Credit Agreement”). The entry into the Credit Agreement had been previously reported and a copy of the Credit Agreement was included in MSA’s Form 8-K filed on October 19, 2010.

The First Amendment to Credit Agreement amends Credit Agreement to, among other things, (i) increase the facility from $250 million to $300 million, (ii) increase the limit on intercompany loans from $25 million to $50 million, (iii) extend the term of the facility for an additional year to mature in November 2016, (iv) reduce certain borrowing costs and fees, (v) increase the letter of credit limit from $15 million to $20 million, and (vi) add MSA International, Inc., a Delaware corporation and wholly-owned domestic subsidiary of MSA, as an additional guarantor.

The foregoing description of the First Amendment to the Credit Amendment does not purport to be complete and is qualified in its entirety by reference to the agreements filed herewith.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report on Form 8-K.

Exhibit No.	Description

10.1

First Amendment to Credit Agreement dated November 16, 2011 and effective November 18, 2011 by and among Mine Safety Appliances Company, each of the guarantors party thereto, each of the lenders party thereto, PNC Bank, National Association, as administrative agent for the lenders, and J.P. Morgan Chase Bank, N.A., as syndication agent for the Lenders.*

10.2	Guaranty and Suretyship Agreement effective November 18, 2011 from MSA International, Inc. in favor of PNC Bank, National Association, and the other lenders party to the Credit Agreement.

*	Certain exhibits and schedules to this agreement have been omitted. A copy of the omitted exhibits and schedules will be provided to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSA has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINE SAFETY APPLIANCES COMPANY

By:	/s/ Douglas K. McClaine
Douglas K. McClaine
Vice President, General Counsel and Secretary

Date: November 21, 2011

EXHIBIT INDEX

Number	Description	Method of Filing

10.1

First Amendment to Credit Agreement dated November 16, 2011 and effective November 18, 2011 by and among Mine Safety Appliances Company, each of the guarantors party thereto, each of the lenders party thereto, PNC Bank, National Association, as administrative agent for the lenders, and J.P. Morgan Chase Bank, N.A., as syndication agent for the Lenders.*

Filed herewith

10.2	Guaranty and Suretyship Agreement effective November 18, 2011 from MSA International, Inc. in favor of PNC Bank, National Association, and the other lenders party to the Credit Agreement.	Filed herewith

*	Certain exhibits and schedules to this agreement have been omitted. A copy of the omitted exhibits and schedules will be provided to the Securities and Exchange Commission upon request.

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